UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):     April 29, 2005

(Exact name of registrant as specified in its charter)

Delaware	01-09300	58-0503352
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2500 Windy Ridge Parkway, Atlanta, Georgia 30339

(Address of principal executive offices, including zip code)

(770) 989-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement.

            At the annual meeting of the shareowners of Coca-Cola Enterprises Inc., which occurred on April 29, 2005, the shareowners approved the company’s Executive Management Incentive Plan (Effective January 1, 2005).  The plan is designed to provide annual bonuses to senior management of the company upon attainment of performance goals based on sales volume and operating income.

Item 9.01         Exhibits

 Exhibit 99.1      Executive Management Incentive Plan (Effective January 1, 2005)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA ENTERPRISES INC. (Registrant)

Date: May 3, 2005	By:	/S/ E. LISTON BISHOP, III
E. Liston Bishop, III Vice President, Secretary and Deputy General Counsel

EXHIBIT INDEX

Exhibit 99.1      Executive Management Incentive Plan (Effective January 1, 2005)